UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04537

Liberty All-Star Growth Fund, Inc.

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Tane T. Tyler, General Counsel

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1 – June 30, 2010

Item 1. Reports to Stockholders.

ALL★STAR®

LIBERTY ALL-STAR® GROWTH FUND

ASG

2ND QUARTER
2010
JUNE 30

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending June 30, 2010 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$3.76

Market Price		$3.41

Discount		9.3%

	Quarter	Year-to-Date	One Year

Distributions	$0.06	$0.12	$0.23

Market Price Trading Range	$2.95 to $4.03	$2.95 to $4.03	$2.53 to $4.03

Discount Range	7.4% to 12.3%	7.4% to 16.2%	7.4% to 21.4%

Performance

Shares Valued at NAV	(9.76)%	(3.12)%	16.93%

Shares Valued at NAV with Dividends Reinvested	(9.66)%	(2.95)%	17.64%

Shares Valued at Market Price with Dividends Reinvested	(7.33)%	4.78%	33.27%

NASDAQ Composite Index	(11.84)%	(6.63)%	16.01%

Russell 3000® Growth Index	(11.55)%	(7.25)%	13.95%

S&P 500 Index	(11.43)%	(6.65)%	14.43%

Lipper Multi Cap Growth Mutual Fund Average*	(10.98)%	(6.52)%	15.32%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	21st	12th	32nd

Number of Funds in Category	491	486	449

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi Cap Growth Open end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 32.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed end fund is based on the market’s value. Shares of closed end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

Fellow Shareholders:	July 2010

After rising for four consecutive quarters, the stock market reversed direction over the past three months and not only ended lower for the second quarter but also for the first six months of the year.

The widely followed S&P 500 Index declined 11.43 percent for the quarter and was off 6.65 percent through June 30. Among key growth indices, the Russell 3000® Growth Index declined 11.55 percent for the quarter and 7.25 percent for the first half. The NASDAQ Composite Index posted a quarterly return of 11.84 percent and was off 6.63 percent through June 30.

First quarter corporate earnings, reported in the second quarter, continued to be quite good and corporate balance sheets remained as strong as they have been in some years. But, solid business performance was more than offset by investor concerns over the May 6th “flash crash” and a number of macroeconomic issues. Perhaps the greatest source of doubt was the question of whether the economy is losing enough momentum to risk a “double dip” recession. The sources of this fear were many. On the domestic front, the country continued to suffer from an anemic housing market without the homebuyer tax credit, tepid job growth and concerns about the size of the federal budget deficit. Financial reform legislation making its way through Congress and the expiration of the Bush tax cuts at the end of this year were additional sources of uncertainty. Abroad, investors focused on sovereign debt problems and fiscal austerity in Europe as well as concerns of slowing economic growth in China.

Liberty All Star Growth Fund showed a negative return for the quarter and first half, but in relative terms it outperformed all relevant benchmarks. For the quarter, the Fund declined 9.76 percent with shares valued at net asset value (NAV); 9.66 percent with shares valued at NAV with dividends reinvested; and 7.33 percent when shares are valued at market price with dividends reinvested. In addition to the growth benchmarks cited earlier in this letter, the Fund’s primary benchmark, the Lipper Multi Cap Growth Mutual Fund Average, declined 10.98 percent for the quarter.

The Fund’s relative performance through the first six months was even stronger. For the first half, the Fund was lower by 3.12 percent with shares valued at NAV and 2.95 percent with shares valued at NAV with dividends reinvested. However, shares rose by 4.78 percent when valued at market price with dividends reinvested. By comparison, the Lipper Multi Cap Growth Mutual Fund Average declined 6.52 percent for the period. The Fund was well positioned in the Lipper universe, ranking in the 21st percentile for the quarter and in the 12th percentile for the first half of the year. The discount at which Fund shares traded relative to the underlying NAV continued to narrow to as little as 7.4 percent during the quarter while ending the quarter at 9.3 percent.

Over the past year since June 30, 2009—which captures a portion of the market’s rise off its March 2009 low along with this recent dramatic sell off—the Fund’s shares valued at NAV and market price with dividends reinvested rose 17.64 percent and 33.27 percent, respectively. During that same period the Lipper benchmark was up 15.32 percent, which ranked the Fund’s NAV return in the 32nd percentile within that comparative universe.

Semi-Annual Report (Unaudited) | June 30, 2010	1

President’s Letter	Liberty All-Star® Growth Fund

With respect to Fund business, we were disappointed that the Fund was unable to obtain enough affirmative votes to approve the new sub advisory agreement with Mazama Capital Management, Inc., that was approved by the Fund’s Board of Directors on December 17, 2009. At that time, Mazama was appointed to manage the large cap portion of the Fund’s portfolio. Although nearly two thirds of shareholder votes cast were in favor of the agreement with Mazama, the Fund was not able to obtain the required number of votes to approve Mazama, due in part to the contested nature of the proxy solicitation. Additionally, we were also disappointed that the Fund incurred significantly higher expenses as a direct result of the proxy solicitation by the dissident shareholders.

In order to ensure continuity of the Fund’s multi cap growth strategy, the Board appointed TCW Investment Management Company to manage the large cap growth portion of the Fund’s portfolio effective June 14, 2010. Shareholders are familiar with TCW, as the firm, under Group Managing Director Brendt Stallings, CFA, already manages the mid cap growth portion of the Fund. The TCW team managing the large cap allocation is led by Craig Blum, CFA, Group Managing Director. We are pleased to offer an interview with Mr. Blum in this report (beginning on page 7).

In summary, we are never pleased when Fund performance is negative. But we should recognize that the Fund has performed well on a relative basis not only in the short term, but also over the long term. The Fund’s shares valued at NAV with dividends reinvested have outperformed both the Lipper benchmark and the Russell 3000 Growth Index for the trailing three, five and 10 years ending June 30, 2010.

Our hope is that investors will recognize the exceptionally strong performance being turned in by most quarters of corporate America, and that this performance is ultimately reflected in the share prices of high quality, well positioned and well managed growth companies.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All Star® Growth Fund, Inc.

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2010 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010
1st Quarter	0.06
2nd Quarter	0.06

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All Star Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Semi-Annual Report (Unaudited) | June 30, 2010	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Salesforce.com, Inc.	2.24%
C.H. Robinson Worldwide, Inc.	2.19
Apple, Inc.	2.06
Intuitive Surgical, Inc.	1.87
Core Laboratories N.V.	1.72
Rockwell Automation, Inc.	1.67
Masimo Corp.	1.61
ACE Ltd.	1.52
Google, Inc., Class A	1.44
QUALCOMM, Inc.	1.38
Strayer Education, Inc.	1.37
Expeditors International of Washington, Inc.	1.36
Visa, Inc., Class A	1.35
Varian Medical Systems, Inc.	1.33
Quanta Services, Inc.	1.29
ANSYS, Inc.	1.21
Capella Education Co.	1.18
LKQ Corp.	1.17
IHS, Inc.	1.15
Lincare Holdings, Inc.	1.13
30.24%

Economic Sectors*	Percent of Net Assets
Information Technology	24.40%
Industrials	20.79
Health Care	20.54
Financials	11.10
Consumer Discretionary	8.04
Energy	7.47
Consumer Staples	2.47
Materials	1.60
Telecommunication Services	0.89
Utilities	0.66
Other Net Assets	2.04
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

The following are the major ($500,000 or more) stock changes both purchases and sales that were made in the Fund’s portfolio during the second quarter of 2010.

Security Name	Purchases (Sales)	Shares as of 6/30/10

Purchases
Greenlight Capital Re Ltd., Class A	23,720	23,720
Janus Capital Group, Inc.	78,400	78,400
Masimo Corp.	35,268	76,702
NuVasive, Inc.	15,900	15,900
Plains Exploration & Production Co.	38,500	38,500
T. Rowe Price Group, Inc.	16,200	16,200
Vertex Pharmaceuticals, Inc.	17,100	17,100

Sales
Baxter International, Inc.	(13,900)	0
Best Buy Co., Inc.	(12,070)	0
China Mobile Ltd.	(12,770)	0
Digital River, Inc.	(18,900)	0
Fastenal Co.	(12,856)	1,254
Hansen Natural Corp.	(21,527)	0
Longtop Financial Technologies Ltd.	(16,500)	0
National Oilwell Varco, Inc.	(20,300)	0
People’s United Financial, Inc.	(54,600)	0
Signature Bank	(14,959)	16,850
Stanley, Inc.	(29,314)	0

Semi-Annual Report (Unaudited) | June 30, 2010	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Growth Fund

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET

CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED

IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 32 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of June 30, 2010 (Unaudited)

	RUSSELL GROWTH:

	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW (MID-CAP)	TCW (LARGE-CAP)	TOTAL FUND

Number of Holdings	1,291	497	631	60	52	33	131*

Weighted Average Market Capitalization (billions)	$1.0	$6.0	$68.4	$2.1	$5.4	$48.8	$17.7

Average Five Year Earnings
Per Share Growth	11%	12%	12%	13%	19%	25%	19%
Dividend Yield	0.6%	1.0%	1.7%	0.3%	0.5%	0.9%	0.6%

Price/Earnings Ratio**	20x	19x	17x	23x	25x	20x	23x

Price/Book Value Ratio	3.5x	4.1x	4.1x	4.0x	5.3x	4.2x	4.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Manager Interview

Craig C. Blum, CFA Group Managing Director TCW Investment Management Company

QUALITY, CONCENTRATION AND A LONG-TERM HORIZON ARE HALLMARKS OF

TCW’S APPROACH TO LARGE-CAP GROWTH

TCW Investment Management Company was appointed in June to manage the Fund’s large-cap allocation. TCW invests in companies that they believe have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model. We recently had the opportunity to talk with Craig C. Blum, CFA, Group Managing Director at TCW. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interview.

TCW Investment Management Company already manages the mid-cap growth allocation of the Fund’s portfolio. But it may help shareholders to review some basics about the firm as TCW is now also managing the large-cap growth allocation.

TCW is a mid to large sized diversified asset management company with about 700 employees. Headquarters are in Los Angeles, and major offices are in New York and Houston. The firm was founded in 1971 primarily to focus on investing in equities. Over the decades, TCW has grown, and we’re now active in several asset classes. Total assets under management are about $115 billion, with U.S. equities being about $25 billion of the total. TCW’s asset base is very well diversified between stocks, bonds, real estate, oil and gas, and alternative investments. Culturally, TCW is very entrepreneurial and provides all the intellectual resources and technology support an investment professional would want.

Aside from capitalization focus, are TCW’s investment style and strategy the same, or different, for mid-cap growth and large-cap growth? And, can you summarize the style and strategy?

Let me briefly go through the large growth approach and then I’ll try to summarize how the large cap growth style and strategy and the mid cap growth style and strategy compare. My team focuses on large capitalization growth companies. The differentiating feature of the strategy is our focus on quality, which we define as sustainable competitive advantage with profitability and growth in earnings and cash flow.	The differentiating feature of the strategy is our focus on quality, which we define as sustainable competitive advantage with profitability and growth in earnings and cash flow.
The types of businesses we own have established, proven business models and serve large and growing end markets. We’re also looking for either product advantages or cost structure advantages. If a company

Semi-Annual Report (Unaudited) | June 30, 2010	7

Manager Interview	Liberty All-Star® Growth Fund

has one or both of those and has a large end market to go after, an investor ought to see positive trends in profitability, earnings growth, cash flow expansion, and market share capture. We own businesses such as Apple, Visa and Google—all household names that meet our criteria. But we also own many lesser known names, such as a C. H. Robinson, which is a large transportation logistics provider. Occidental Petroleum, the large U.S. based energy company, is another name that meets our criteria.

So, our strict definition of quality is the key factor characterizing our approach. Another important characteristic is the fact that we manage a concentrated portfolio. Typically, we have between 25 and 35 stocks in the portfolio. Currently, we have 33. In addition, we are long term oriented. When we buy a stock, we want to hold it for three to five years—ideally, even longer than that. Most managers own a larger number of stocks than we do, and they turn a portfolio over more actively. We think that our competitive advantage is giving investors concentration so they get more exposure to our best ideas, and then we hold on to those ideas as long as we continue to see value.

Amazon.com is a stock we’ve owned for more than seven years. Amazon has this structural cost advantage in its online retail model. Amazon brings products to end users in a wide variety of product segments and can deliver those products

We are long-term oriented. When we buy a stock, we want to hold it for three to five years—ideally, even longer than that.	to your door at a lower cost than anyone else. That’s why you haven’t seen any real competitors to Amazon. You see plenty of online retail, but they’re usually either partnered with Amazon or they’re actually listed on Amazon’s web page as a third party supplier. So, Amazon has a distribution network and scale advantages that are difficult to replicate.

Just to touch on some other specifics, for a company to get into the portfolio it should offer sustainable, double digit earnings growth and a minimum market cap of $3 billion, but usually more. The weighted average market cap of the portfolio currently is $49 billion.

This kind of leads into a comparison of how my colleague at TCW, Brendt Stallings, is managing the mid cap portion of the Liberty All Star Growth Fund. Typically, he would be looking for real emerging growth businesses with a market cap

range of $1 billion to about $5 billion. My large cap portfolio would be populated with more established companies that are growing, but not always as quickly as some of the companies in the mid cap portfolio. As a result, one might also say that on a relative basis we have more defensive growth stocks in the large cap growth portfolio.	We think that our competitive advantage is giving investors concentration so they get more exposure to our best ideas.
In terms of similarities, I know Brendt also focuses on quality, cash flow and the sustainability of the business model. I also focus on cash flow, but we use a variety of valuation metrics when we’re thinking about what to pay for a business. Cash flow typically proves its value in a difficult market like we had in 2008. The companies we own don’t hold much debt because they generate a lot of internal cash flow. When debt markets froze solid in 2008 and early 2009, our companies were largely unaffected.

Craig, many thanks for the comments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (97.96%)
CONSUMER DISCRETIONARY (8.04%)
Automobiles (0.47%)
Thor Industries, Inc.	22,618	$537,178

Distributors (1.17%)
LKQ Corp.(a)	68,470	1,320,102

Diversified Consumer Services (2.55%)
Capella Education Co.(a)	16,419	1,335,686
Strayer Education, Inc.	7,470	1,552,938

		2,888,624

Hotels, Restaurants & Leisure (0.92%)
BJ’s Restaurants, Inc.(a)	28,818	680,105
Ctrip.com International Ltd.(a)(b)	9,540	358,322

		1,038,427

Internet & Catalog Retail (1.32%)
Amazon.com, Inc.(a)	10,440	1,140,674
priceline.com, Inc.(a)	2,000	353,080

		1,493,754

Multi-Line Retail (0.24%)
Dollar Tree, Inc.(a)	6,521	271,469

Specialty Retail (1.37%)
Hibbett Sports, Inc.(a)	11,008	263,752
Rue21, Inc.(a)	21,700	658,378
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	26,763	633,212

		1,555,342

CONSUMER STAPLES (2.47%)
Food & Staples Retailing (1.49%)
Costco Wholesale Corp.	15,900	871,797
CVS Caremark Corp.	27,700	812,164

		1,683,961

Household Products (0.98%)
The Procter & Gamble Co.	18,570	1,113,829

ENERGY (7.47%)
Energy Equipment & Services (4.38%)
CARBO Ceramics, Inc.	3,646	263,205
Core Laboratories N.V.	13,157	1,942,105
Dril Quip, Inc.(a)	13,877	610,865

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	9

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Energy Equipment & Services (continued)
FMC Technologies, Inc.(a)	13,900	$731,974
Oceaneering International, Inc.(a)	13,000	583,700
Schlumberger Ltd.	14,895	824,289

		4,956,138

Oil, Gas & Consumable Fuels (3.09%)
Contango Oil & Gas Co.(a)	16,100	720,475
Occidental Petroleum Corp.	16,200	1,249,830
Plains Exploration & Production Co.(a)	38,500	793,485
Ultra Petroleum Corp.(a)	16,500	730,125

		3,493,915

FINANCIALS (11.10%)
Capital Markets (4.80%)
Affiliated Managers Group, Inc.(a)	17,369	1,055,514
The Charles Schwab Corp.	44,200	626,756
Duff & Phelps Corp., Class A	39,077	493,542
GFI Group, Inc.	104,967	585,716
Janus Capital Group, Inc.	78,400	696,192
optionsXpress Holdings, Inc.(a)	29,794	468,958
SEI Investments Co.	38,700	787,932
T. Rowe Price Group, Inc.	16,200	719,118

		5,433,728

Commercial Banks (0.57%)
Signature Bank(a)	16,850	640,468

Diversified Financial Services (2.65%)
IntercontinentalExchange, Inc.(a)	5,100	576,453
MSCI, Inc.(a)	43,434	1,190,091
Portfolio Recovery Associates, Inc.(a)	18,429	1,230,689

		2,997,233

Insurance (2.05%)
ACE Ltd.	33,500	1,724,580
Greenlight Capital Re Ltd., Class A(a)	23,720	597,507

		2,322,087

Real Estate Management & Development (0.50%)
China Real Estate Information Corp.(a)(b)	71,469	568,179

Thrifts & Mortgage Finance (0.53%)
Northwest Bancshares, Inc.	52,800	605,616

See Notes to Schedule of Investments and Financial Statements.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (20.54%)
Biotechnology (4.83%)
Acorda Therapeutics, Inc.(a)	16,900	$525,759
Amylin Pharmaceuticals, Inc.(a)	35,500	667,400
BioMarin Pharmaceutical, Inc.(a)	37,977	720,044
Dendreon Corp.(a)	11,900	384,727
Genzyme Corp.(a)	17,200	873,244
Gilead Sciences, Inc.(a)	15,700	538,196
Human Genome Sciences, Inc.(a)	23,700	537,042
Martek Biosciences Corp.(a)	27,759	658,166
Vertex Pharmaceuticals, Inc.(a)	17,100	562,590

		5,467,168

Health Care Equipment & Supplies (7.61%)
Accuray, Inc.(a)	56,907	377,293
Intuitive Surgical, Inc.(a)	6,700	2,114,654
Masimo Corp.	76,702	1,826,275
NuVasive, Inc.(a)	15,900	563,814
ResMed, Inc.(a)	17,300	1,052,013
Thoratec Corp.(a)	13,100	559,763
Varian Medical Systems, Inc.(a)	28,800	1,505,664
Volcano Corp.(a)	28,100	613,142

		8,612,618

Health Care Providers & Services (3.01%)
Accretive Health, Inc.(a)	20,412	270,051
Lincare Holdings, Inc.	39,474	1,283,284
PSS World Medical, Inc.(a)	32,668	690,928
VCA Antech, Inc.(a)	47,258	1,170,108

		3,414,371

Health Care Technology (0.96%)
Cerner Corp.(a)	14,300	1,085,227

Life Sciences Tools & Services (1.45%)
Charles River Laboratories International, Inc.(a)	11,268	385,478
Life Technologies Corp.(a)	26,500	1,252,125

		1,637,603

Pharmaceuticals (2.68%)
Allergan, Inc.	20,200	1,176,852
Mylan, Inc.(a)	40,900	696,936
Teva Pharmaceutical Industries Ltd.(b)	22,310	1,159,897

		3,033,685

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	11

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
INDUSTRIALS (20.79%)
Aerospace & Defense (2.29%)
Aerovironment, Inc.(a)	28,800	$625,824
HEICO Corp.	17,701	635,820
Spirit AeroSystems Holdings, Inc.(a)	35,700	680,442
TransDigm Group, Inc.	12,750	650,632

		2,592,718

Air Freight & Logistics (3.55%)
C.H. Robinson Worldwide, Inc.	44,600	2,482,436
Expeditors International of Washington, Inc.	44,600	1,539,146

		4,021,582

Commercial Services & Supplies (3.27%)
American Reprographics Co.(a)	81,266	709,452
Clean Harbors, Inc.(a)	12,100	803,561
Ritchie Bros. Auctioneers, Inc.	28,189	513,604
Stericycle, Inc.(a)	14,979	982,323
Waste Connections, Inc.(a)	19,860	692,915

		3,701,855

Construction & Engineering (1.29%)
Quanta Services, Inc.(a)	70,700	1,459,955

Electrical Equipment (2.11%)
II VI, Inc.(a)	16,643	493,132
Rockwell Automation, Inc.	38,600	1,894,874

		2,388,006

Machinery (2.95%)
Cummins, Inc.	11,100	722,943
Flowserve Corp.	8,300	703,840
Graco, Inc.	19,020	536,174
Kaydon Corp.	8,874	291,600
Kennametal, Inc.	28,100	714,583
Wabtec Corp.	9,200	366,988

		3,336,128

Professional Services (4.11%)
Huron Consulting Group, Inc.(a)	27,144	526,865
ICF International, Inc.(a)	17,820	426,433
IHS, Inc.(a)	22,282	1,301,715
Resources Connection, Inc.(a)	81,617	1,109,991
Robert Half International, Inc.	31,900	751,245

See Notes to Schedule of Investments and Financial Statements.

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Liberty All-Star® Growth Fund	Schedule of Investments

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Professional Services (continued)
Stantec, Inc.(a)	24,026	$531,695

		4,647,944

Road & Rail (0.82%)
Knight Transportation, Inc.	11,892	240,694
Landstar System, Inc.	17,521	683,144

		923,838

Trading Companies & Distributors (0.40%)
Beacon Roofing Supply, Inc.(a)	21,951	395,557
Fastenal Co.	1,254	62,938

		458,495

INFORMATION TECHNOLOGY (24.40%)
Communications Equipment (3.44%)
Aruba Networks, Inc.(a)	33,000	469,920
Cisco Systems, Inc.(a)	47,205	1,005,938
Polycom, Inc.(a)	28,701	855,003
QUALCOMM, Inc.	47,565	1,562,035

		3,892,896

Computers & Peripherals (2.06%)
Apple, Inc.(a)	9,260	2,329,168

Electronic Equipment & Instruments (0.75%)
FLIR Systems, Inc.(a)	19,453	565,888
National Instruments Corp.	8,735	277,598

		843,486

Internet Software & Services (4.66%)
Akamai Technologies, Inc.(a)	20,100	815,457
Baidu, Inc.(a)(b)	12,000	816,960
comScore, Inc.(a)	14,056	231,502
Google, Inc., Class A(a)	3,675	1,635,191
Mercadolibre, Inc.(a)	12,037	632,545
Monster Worldwide, Inc.(a)	46,574	542,587
VistaPrint Ltd.(a)	12,766	606,257

		5,280,499

IT Services (4.04%)
Alliance Data Systems Corp.(a)	11,400	678,528
Cognizant Technology Solutions Corp., Class A(a)	23,400	1,171,404
VeriFone Systems, Inc.(a)	62,993	1,192,458

See Notes to Schedule of Investments and Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	13

Schedule of Investments	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
IT Services (continued)
Visa, Inc., Class A	21,615	$1,529,261

		4,571,651

Semiconductors & Semiconductor Equipment (3.46%)
Aixtron AG(b)	19,400	462,302
Avago Technologies Ltd.(a)	45,300	954,018
Cavium Networks, Inc.(a)	29,588	774,910
FormFactor, Inc.(a)	28,562	308,469
Hittite Microwave Corp.(a)	16,639	744,429
Marvell Technology Group Ltd.(a)	42,900	676,104

		3,920,232

Software (5.99%)
ANSYS, Inc.(a)	33,787	1,370,739
Concur Technologies, Inc.(a)	13,611	580,918
Salesforce.com, Inc.(a)	29,500	2,531,690
Solera Holdings, Inc.	30,821	1,115,720
VMware, Inc.(a)	18,860	1,180,447

		6,779,514

MATERIALS (1.60%)
Chemicals (1.60%)
CF Industries Holdings, Inc.	12,800	812,160
Praxair, Inc.	13,200	1,003,068

		1,815,228

TELECOMMUNICATION SERVICES (0.89%)
Wireless Telecommunication Services (0.89%)
American Tower Corp., Class A(a)	22,500	1,001,250

UTILITIES (0.66%)
Electric Utilities (0.66%)
ITC Holdings Corp.	14,052	743,491

TOTAL COMMON STOCKS (COST OF $110,737,997)		110,878,658

See Notes to Schedule of Investments and Financial Statements.

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Liberty All-Star® Growth Fund	Schedule of Investments

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (2.23%)
REPURCHASE AGREEMENT (2.23%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/10, due 07/01/10 at 0.010%, collateralized by several Fannie Maeand Freddie Mac instruments with various maturity dates, market value of $2,587,677 (Repurchase proceeds of $2,526,001) (COST OF $2,526,000)	$2,526,000	$2,526,000

TOTAL INVESTMENTS (100.19%) (COST OF $113,263,997)(c)		113,404,658

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.19%)		(214,017)

NET ASSETS (100.00%)		$113,190,641

NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$3.76

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) American Depositary Receipt.

(c) Cost of investments for federal income tax purposes is $113,550,473.

Gross unrealized appreciation and depreciation at June 30, 2010 based on cost of investments for federal income tax purposes is as follows:
Gross unrealized appreciation	$11,959,664
Gross unrealized depreciation	(12,105,479)

Net unrealized depreciation	$(145,815)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	15

Statement of Assets and Liabilities	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

ASSETS:
Investments at market value (Cost $113,263,997)	$113,404,658
Cash	2,358
Receivable for investment securities sold	267,163
Dividends and interest receivable	32,195
Prepaid and other assets	15,603

Total Assets	113,721,977

LIABILITIES:
Payable for investments purchased	314,454
Investment advisory fee payable	77,954
Payable for administration, pricing and bookkeeping fees	25,012
Accrued expenses	113,916

Total Liabilities	531,336

Net Assets	$113,190,641

NET ASSETS REPRESENTED BY:
Paid in capital	$122,275,081
Overdistributed net investment income	(4,278,316)
Accumulated net realized loss on investments	(4,946,785)
Net unrealized appreciation on investments	140,661

Net Assets	$113,190,641

Shares of common stock outstanding (authorized 60,000,000 shares at $0.10 Par)	30,080,350

Net Asset Value Per Share	$3.76

See Notes to Financial Statements.

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Liberty All-Star® Growth Fund	Statement of Operations
For the Six Months Ended June 30, 2010 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $4,571)	$530,917
Interest	127

Total Investment Income	531,044

EXPENSES:
Investment advisory fee	487,401
Administration fee	121,850
Pricing and bookkeeping fees	34,602
Audit fee	15,046
Custodian fee	19,430
Directors’ fees and expenses	37,822
Insurance expense	4,599
Legal fees	334,335
NYSE fee	15,240
Shareholder communication expenses	96,749
Transfer agent fees	29,054
Miscellaneous expenses	3,590

Total Expenses	1,199,718

Net Investment Loss	(668,674)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	2,639,776

Net unrealized appreciation on investments:
Beginning of year	5,722,007
End of period	140,661

Net change in unrealized appreciation	(5,581,346)

Net Realized and Unrealized Loss on Investments	(2,941,570)

Net Decrease in Net Assets from Operations	$(3,610,244)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	17

Statements of Changes in Net Assets	Liberty All-Star® Growth Fund

	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009

FROM OPERATIONS:
Net investment loss	$(668,674)	$(601,322)
Net realized gain/(loss) on investment transactions	2,639,776	(1,607,219)
Net change in unrealized appreciation/(depreciation)	(5,581,346)	32,715,240

Net Increase/(Decrease) in Net Assets From Operations	(3,610,244)	30,506,699

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,609,642)	–
Tax return of capital	–	(7,157,268)

Total Distributions	(3,609,642)	(7,157,268)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	–	1,531,661

Net Increase/(Decrease) in Net Assets	(7,219,886)	24,881,092

NET ASSETS:
Beginning of period	120,410,527	95,529,435

End of period (includes overdistributed net investment income of $4,278,316 and $0, respectively)	$113,190,641	$120,410,527

See Notes to Financial Statements.

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Intentionally Left Blank

Semi-Annual Report (Unaudited) | June 30, 2010	19

Financial Highlights	Liberty All-Star® Growth Fund

For the Six Months Ended June 30, 2010 (Unaudited)
Per Share Operating Performance:
Net asset value at beginning of year	$4.00
Income from investment operations:
Net investment loss	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.10)
Total Loss from Investment Operations	(0.12)

Less Distributions to Shareholders:
Net investment income	(0.12)
Net realized gain on investments	–
Tax return of capital	–
Total Distributions	(0.12)
Net asset value at end of period	$3.76

Market price at end of period	$3.41

Total Investment Return For Shareholders:(a)
Based on net asset value	(2.9)%(d)
Based on market price	4.8%(d)

Ratios and Supplemental Data:
Net assets at end of period (millions)	$113
Ratio of expenses to average net assets(b)	1.97%(c)
Ratio of net investment loss to average net assets(b)	(1.10)%(c)
Portfolio turnover rate	58%(d)

(a)

Calculated using assumption all distributions reinvested at actual reinvestment price. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(b)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(c)	Annualized.
(d)	Not Annualized.

See Notes to Financial Statements.

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Liberty All-Star® Growth Fund	Financial Highlights

For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005

$3.24	$6.03	$5.69	$5.97	$6.29

(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
1.02	(2.29)	0.98	0.35	0.30
1.00	(2.32)	0.95	0.31	0.26

–	–	–	–	–
–	(0.02)	(0.61)	(0.47)	(0.11)
(0.24)	(0.45)	–	(0.12)	(0.47)
(0.24)	(0.47)	(0.61)	(0.59)	(0.58)
$4.00	$3.24	$6.03	$5.69	$5.97

$3.36	$2.60	$5.96	$5.37	$5.44

34.6%	(40.0)%	17.9%	6.4%	4.6%
40.8%	(51.3)%	23.5%	10.2%	(9.3)%

$120	$96	$172	$157	$163
1.44%	1.46%	1.28%	1.40%	1.35%
(0.58)%	(0.74)%	(0.51)%	(0.73)%	(0.78)%
135%	97%	60%	52%	46%

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2010	21

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed end management investment company.

Investment Goal

The Fund seeks long term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities including common stocks are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over the counter markets and are classified as level 1 of the fair value hierarchy.

Short term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Debt obligations are classified as level 2 of the hierarchy.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors and would be classified as level 2 or 3 within the hierarchy.

Foreign Securities

The Fund invests in foreign securities including American Depositary Receipts, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations and would be classified as level 1 or 2 within the hierarchy.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

22	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. Repurchase agreement transactions are classified as level 2 of the fair value hierarchy.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Semi-Annual Report (Unaudited) | June 30, 2010	23

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2010.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices
Common Stocks*	$110,878,658
Level 2 – Other Significant Observable Inputs
Short Term Investment	2,526,000
Level 3 – Significant Unobservable Inputs	0
Total	$113,404,658

* See Schedule of Investments for industry classification.

For the period ended June 30, 2010, the Fund did not have any significant transfers between Level 1 and Level 2 securities. For the period ended June 30, 2010, the Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

The Fund has adopted the FASB Accounting Standards Codification™ (“ASC”), issued in June 2009. In accordance with ASC 740 “Accounting for Uncertainty in Income Taxes,” (formerly FIN 48), the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2009 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund.

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Liberty All-Star® Growth Fund	Notes to Financial Statements

However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily defined ranges (one tenth but less than one third, one third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$ 601,322	$ 1	$ (601,323)

Net investment income and net realized gains/(losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Semi-Annual Report (Unaudited) | June 30, 2010	25

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

12/31/09
Distributions paid from:
Ordinary income	$–
Long term capital gain	–
Tax return of capital	7,708,298
$7,708,298

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2017	$ 7,385,274

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Losses	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences
$ (7,385,274)	$5,520,855	$ (135)

The differences between book basis and tax basis are primarily due to deferral of losses from wash sales.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”), serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio

26	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Financial Statements

management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration, Bookkeeping and Pricing Services Agreement

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus 0.015% based on the average daily net assets for the month; and (ii) a multi manager fee based on the number of portfolio managers; provided that during any 12 month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out of pocket expenses and charges).

The Fund also reimburses ALPS for out of pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits, if applicable, are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short term obligations, were $30,547,499 and $73,354,228, respectively.

Semi-Annual Report (Unaudited) | June 30, 2010	27

Notes to Financial Statements	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2009, distributions in the amount of $1,531,661 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 632,213 shares.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 29, 2010 the Annual Meeting of Shareholders of the Fund was held to elect two Directors and to approve the Fund’s Portfolio Management Agreement with Mazama Capital Management, Inc. (“Mazama”). On February 12, 2010, the record date for the meeting, the Fund had outstanding 30,080,350 shares of common stock. The votes cast at the meeting were as follows:

Proposal to elect two Directors:

	For	Withheld

George R. Gaspari	20,790,738	6,319,361

Richard W. Lowry	20,785,639	6,324,460

The meeting was adjourned with respect to the proposal to approve the Fund’s Portfolio Management Agreement with Mazama and reconvened on June 11, 2010. The votes cast at the meeting were as follows:

The proposal to approve the Portfolio Management Agreement did not pass. The votes cast were:

For	Against	Abstain	Non-Votes
10,175,551	5,303,719	310,546	11,320,283

NOTE 8. SUBSEQUENT EVENTS

In May 2009, in accordance with the FASB guidance, the Fund adopted the provision of “Subsequent Events,” which provides guidance to establish general standards of accounting for and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or are available to be issued. Management has evaluated whether any events or transactions occurred subsequent to June 30, 2010 through the issuance date of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Liberty All-Star® Growth Fund	Re-Approval of the Investment Advisory Contracts

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT

ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund (“Independent Directors”), annually review the Fund’s investment advisory agreements and consider whether or not to re approve them for an additional year. At its meeting on June 3, 2010, the Board, including all of the Independent Directors, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the two separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Directors met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Directors requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Directors received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered AAI’s long term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also

Semi-Annual Report (Unaudited) | June 30, 2010	29

Re-Approval of the Investment Advisory Contracts	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well qualified personnel. Finally, the Board concluded that the financial condition of each of AAI and the respective Portfolio Managers was sound.

Investment Performance

The Board reviewed the long term and short term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Directors a generally consistent pattern of favorable long term performance for shareholders of the Fund.

Costs of the Services Provided to the Fund and the Profits Realized by AAI from its Relationship with the Fund

Costs of Services to the Fund: Fees and Expenses. The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

Profitability and Costs of Services to AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Directors also considered the potential “fall out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well established stand alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

30	www.all-starfunds.com

Liberty All-Star® Growth Fund	Re-Approval of the Investment Advisory Contracts

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues.

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Additional Information	Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

LIPPER MULTI-CAP GROWTH MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi Cap growth funds typically have an above average price to earnings ratio, price to book ratio, and three year sales per share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

RUSSELL 3000® GROWTH INDEX

Measures the performance of those Russell 3000 companies with higher price to book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

RUSSELL 1000® GROWTH INDEX (LARGECAP)

Measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

RUSSELL MIDCAP® GROWTH INDEX

Measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

RUSSELL 2000® GROWTH INDEX (SMALLCAP)

Measures the performance of those Russell 2000 companies with higher price to book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 INDEX

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large cap segment of the market with approximately 75% coverage of U.S. equities.

32	www.all-starfunds.com

INVESTMENT ADVISOR	LEGAL COUNSEL

ALPS Advisors, Inc.	K&L Gates LLP

1290 Broadway, Suite 1100	1601 K Street, NW

Denver, Colorado 80203	Washington, DC 20006

303 623 2577

www.all starfunds.com

DIRECTORS

John A. Benning*

INDEPENDENT REGISTERED	Thomas W. Brock*

PUBLIC ACCOUNTING FIRM	Edmund J. Burke

Deloitte & Touche LLP	George R. Gaspari*

555 Seventeenth Street, Suite 3600	Richard W. Lowry*, Chairman

Denver, Colorado 80202	Dr. John J. Neuhauser*

Richard C. Rantzow*

CUSTODIAN

State Street Bank & Trust Company	OFFICERS

One Lincoln Street	William R. Parmentier, Jr., President

Boston, Massachusetts 02111	Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy 0. May, Treasurer

INVESTOR ASSISTANCE,	Kimberly R. Storms, Assistant Treasurer

TRANSFER & DIVIDEND	Stephanie Barres, Secretary

DISBURSING AGENT & REGISTRAR	Melanie H. Zimdars, Chief Compliance Officer

Computershare Trust Company, N.A.

P.O. Box 43078	* Member of the Audit Committee

Providence, Rhode Island 02940 3078

1 800 LIB FUND (1 800 542 3863)

www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1 800 542 3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. The Fund’s Form N Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1 800 SEC 0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000347 12/31/10

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Liberty All-Star® Growth Fund
June 30, 2010 (Unaudited)

Note 5 on page 27 of this semi-annual report is replaced in its entirety with the following:

NOTE 5. PORTFOLIO INFORMATION

For the six months ended June 30, 2010, the cost of purchases and proceeds from sales of securities, excluding short term obligations, were $69,158,608 and $73,554,228, respectively.

www.all-starfunds.com

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above. There have been no revisions to the code since that date.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

Not Applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this report.

Item 6. Schedule.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not Applicable to registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained RiskMetric (Institutional Shareholder Services (“ISS”)), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2010, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR GROWTH FUND, INC.

By:	/s/William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer) President

Date:	September 1, 2010
By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer) Treasurer

Date:	September 1, 2010